Supplement to the currently effective PROSPECTUSES OF EACH OF THE LISTED FUNDS

Deutsche Capital Growth Fund

Deutsche Capital Growth VIP

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The fund’s investment adviser intends to propose a new portfolio management team to the Board for approval at its upcoming September meeting. The proposed new portfolio management team is currently part of Deutsche Asset Management’s expansive global investment platform.

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of each of the fund’s prospectuses.

Owen Fitzpatrick, CFA, Managing Director. Lead Portfolio Manager of the fund through November 29, 2016. Began managing the fund in 2009.

Thomas M. Hynes, Jr., CFA, Managing Director. Portfolio Manager of the fund through November 29, 2016. Began managing the fund in 2009.

Brendan O'Neill, CFA, Director. Portfolio Manager of the fund through October 28, 2016. Began managing the fund in 2009.

The following information replaces the existing disclosure for the fund contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of each of the fund’s prospectuses.

Owen Fitzpatrick, CFA, Managing Director. Lead Portfolio Manager of the fund through November 29, 2016. Began managing the fund in 2009.

•	Joined Deutsche Asset Management in 1995.
•	Prior to his current role as Head of US Equity, he was Managing Director of Deutsche Bank Private Wealth Management, head of US Equity Strategy, manager of the US large cap core, value and growth portfolios, member of the US Investment Committee and head of the Equity Strategy Group.
•	Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank, he managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously he served as a portfolio manager at Manufacturer's Hanover Trust Company.
•	BA and MBA, Fordham University.

Thomas M. Hynes, Jr., CFA, Managing Director. Portfolio Manager of the fund through November 29, 2016. Began managing the fund in 2009.

•	Joined Deutsche Asset Management in 1995, served in DB Private Wealth Management from 1995-2004; served as US equity portfolio manager at Citigroup Asset Management from 2004-2007; rejoined Deutsche Asset Management in 2007.
•	Portfolio manager for US Large Cap Equity: New York.
•	BS, Fordham University.

September 6, 2016

PROSTKR-680

Brendan O'Neill, CFA, Director. Portfolio Manager of the fund through October 28, 2016. Began managing the fund in 2009.

•	Joined Deutsche Asset Management in 2000.
•	Equity Research Analyst from 2001-2009.
•	Portfolio Manager for US Large Cap Equities: New York.
•	BA, Queens College, CUNY; MS, Zicklin School of Business, Baruch College.

Please Retain This Supplement for Future Reference